ASG GROWTH MARKETS FUND

Supplement dated April 26, 2013 to the ASG Growth Markets Fund Prospectus dated April 1,

2013, as may be revised and supplemented from time to time.

Effective immediately, the following sentence within the section “Subadvisers” under “Management Team” is hereby amended and restated as follows:

Reich &Tang Asset Management, LLC, located at 1411 Broadway, 28th Floor, New York, New York 10018, serves as a subadviser to the Money Market Portion of the ASG Growth Markets Fund. Reich & Tang is a limited liability company with 100% of its membership interest owned by Natixis US. Reich & Tang’s origins date back to 1970, and as of December 31, 2012, it is the investment manager, adviser or subadviser with respect to assets in excess of $11.9 billion.